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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report (Date of earliest
                        event reported) December 16, 2003


                              Eastman Kodak Company
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                   New Jersey
                 (State or Other Jurisdiction of Incorporation)
--------------------------------------------------------------------------------


            1-87                                           16-0417150
  (Commission File Number)                    (IRS Employer Identification No.)
----------------------------                  ----------------------------------


             343 State Street
        Rochester, New York 14650                             14650
 (Address of Principal Executive Offices)                   (Zip Code)
-----------------------------------------               ------------------


                                 (585) 724-4000
                       -----------------------------------
                         (Registrant's Telephone Number,
                              Including Area Code)


                                      N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS.

         At their regular meeting on December 16, the Board of Directors (the "Board") of Eastman Kodak Company, a New Jersey corporation (the "Company"), approved a number of changes to the Company's by-laws (the "By-laws") and amended and restated the By-laws to effect those changes. The changes to the By-laws generally have the effect of modernizing and clarifying the By-laws, in some cases by setting forth specific procedures for actions by shareholders and directors, and conforming certain provisions of the By-laws to the current provisions set forth in the New Jersey Business Corporation Act and the Company's Certificate of Incorporation.

         Among other items, the Board adopted a typical advance notice provision for public companies requiring shareholders to provide the Company with written notice of any matters (other than proposals submitted pursuant to Rule 14a-8 of the Securities and Exchange Act of 1934) the shareholder desires to bring before any annual meetings, including nominations for directors, at least 90 days prior to the anniversary of the preceding year's annual meeting, clarified the procedures for the calling of special meetings and actions by written consent by shareholders, clarified the indemnification and expense reimbursement standards and procedures for directors and officers, made provisions for notices of meetings by facsimile and email, established procedures for setting up Board committees and raised the quorum requirement to a majority for meetings of the Board, removed the requirement that the annual meeting must be held in May and, consistent with recently adopted New York Stock Exchange listing standards, required that each standing committee have a charter approved by the Board. In addition, the changes to the By-laws eliminated certain provisions already provided for by operation of New Jersey law.

         The description of the amendments to the By-laws set forth herein is qualified in its entirety by reference to the Amended and Restated By-laws attached as Exhibit 3 and hereby incorporated in its entirety.


ITEM 7.   EXHIBITS.

    (3)         Amended and Restated By-laws, dated December 16, 2003.




                               Page 2 of 4 Pages

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      EASTMAN KODAK COMPANY



                                      By
                                          /s/ James M. Quinn
                                          --------------------------------------
                                          Name:   James M. Quinn
                                          Title:  Secretary and Assistant
                                                  General Counsel


Date:  December 17, 2003




                               Page 3 of 4 Pages

                                  EXHIBIT INDEX


Exhibit No.     Description
-----------     -----------
    (3)         Amended and Restated By-laws, dated December 16, 2003.




                               Page 4 of 4 Pages